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                                                                       EXHIBIT 3

                  [PSYCHEMEDICS CORPORATION STOCK CERTIFICATE]


                                                              COMMON STOCK
                                                              PAR VALUE ($0.005)


[number]

                                  PSYCHEMEDICS
                                   CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA or NEW YORK, NEW YORK


                                                 CUSIP 744375 20 5
                                                 SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS


THIS CERTIFIES THAT


IS THE OWNER OF

         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE-HALF CENT ($.005) EACH, OF THE COMMON STOCK OF

                            PSYCHEMEDICS CORPORATION

transferable on the books of the Corporation at the office of its Transfer Agent by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provision of the Certificate of Incorporation and By-laws of the Corporation and any amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid until countersigned by the Transfer
Agent.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                 Dated:


         PRESIDENT AND                           COUNTERSIGNED:
         CHIEF EXECUTIVE OFFICER
         [Facsimile Signature]                   EQUISERVE TRUST COMPANY, N.A.
                                                        TRANSFER AGENT
                                        [SEAL]

         TREASURER                               By:
         [Facsimile Signature]                        AUTHORIZED OFFICER




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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
                                       UNIF GIFT MIN ACT-_____Custodian ________
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties
                                       (Under Uniform Gifts to Minors Act ______
                                                                         (State)
JT TEN - as joint tenants with right
of survivorship and not as tenants
in common

     Additional abbreviations may also be used though not in the above list.

  For Value Received, ___________________ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)
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Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________


          NOTICE:

THE SIGNATURE(S) TO THIS                              X
ASSIGNMENT MUST CORRESPOND                            --------------------------
WITH THE NAME(S) AS WRITTEN                                  (SIGNATURE)
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.






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